Aberdeen Select International Equity Fund (formerly known as the Artio International Equity Fund)

Aberdeen Select International Equity Fund II (formerly known as the Artio International Equity Fund II)

Aberdeen Total Return Bond Fund (formerly known as the Artio Total Return Bond Fund)

Aberdeen Global High Income Fund (formerly known as the Artio Global High Income Fund)

Aberdeen Global Select Opportunities Fund Inc. (formerly known as the Artio Global Select Opportunities Fund Inc.)

Supplement dated May 22, 2013 to the prospectus dated March 1, 2013

The supplement indicates the changes to the Fund’s registration statement following a (i) new investment advisory agreement between the Artio Global Funds  and Aberdeen Asset Management Inc. and (ii) a new sub-advisory agreement between Artio International Equity Fund, Artio International Equity Fund II, Artio Select Opportunities Fund Inc., and Aberdeen Asset Managers Limited.  In addition, the Fund Boards approved a new distribution agreement with Aberdeen Fund Distributors LLC.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE.

The Artio Global Funds have been renamed and all references to the former fund names refer to the new fund name, as detailed in the table below.  The Fund abbreviations used in this document are also indicated in the table below.

Former Fund Name	New Fund Name	Fund Abbreviation Used
Artio International Equity Fund	Aberdeen Select International Equity Fund	International Equity Fund
Artio International Equity Fund II	Aberdeen Select International Equity Fund II	International Equity Fund II
Artio Total Return Bond Fund	Aberdeen Total Return Bond Fund	Total Return Bond Fund
Artio Global High Income Fund	Aberdeen Global High Income Fund	Global High Income Fund
Artio Select Opportunities Fund Inc.	Aberdeen Global Select Opportunities Fund Inc.	Global Select Opportunities Fund

The Artio Emerging Markets Local Debt Fund was liquidated on April 19,  2013.  Any and all references to the Artio Emerging Markets Local Debt Fund are removed.

Aberdeen Asset Management Inc. replaced Artio Global Management LLC as the Investment Adviser for the Funds.  All references to Artio Global as the Adviser are replaced with references to Aberdeen Asset Management Inc.

Aberdeen Fund Distributors LLC replaced Quasar Distributors LLC as the principal underwriter for the Fund.  All references to Quasar Distributors LLC is replaced with references to Aberdeen Fund Distributors LLC.

Fund Summaries Changes (pages 2-62)

Certain headings in the “Fund Summaries” section have been renamed as indicated below:

Former Heading	New Heading
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Shareholder Fees (Fees Paid Directly From Your Investment)
Expense Example	Example
Principal Investment Strategies	Principal Strategies
Principal Investment Risks	Principal Risks
Fund Management	Investment Adviser
Purchase and Redemption of Fund Shares	Purchase and Sale of Fund Shares
Payments to Brokers and Other Financial Intermediaries	Payments to Brokers-Dealers and Other Financial Intermediaries

Updated performance information for each Fund will be available at each Fund’s website, as indicated below:

Fund	Website
International Equity Fund	www.aberdeen-asset.us/SelectInternational
International Equity Fund II	www.aberdeen-asset.us/SelectInternationalII
Total Return Bond Fund	www.aberdeen-asset.us/TotalReturn
Global High Income Fund	www.aberdeen-asset.us/GlobalHighIncome
Global Select Opportunities Fund Inc.	www.aberdeen-asset.us/GlobalSelectOpportunities

The Principal Investment Strategies and Principal Investment Risks sections beginning on page 3 for the International Equity Fund are replaced with the following:

Principal Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries.  Equity securities include but are not limited to, common stock, preferred stock and depositary receipts.

The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

The Fund invests up to 35% of its net assets in emerging market securities. The Adviser may manage the Fund close to its limit in emerging markets. As of October 31, 2012, the Fund had 13.93% of its net assets invested in emerging market securities. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquity for a more current percentage of the Fund invested in emerging market securities.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced significant volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•      Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry.

•      Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economics appear to be unrelated. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks association with foreign investments.

•      Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment.

•      Liquidity Risk: Particular investments may be difficult to purchase or sell. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. From time to time, as a result of significant adverse market conditions, some investments the Fund may purchase may become illiquid which may cause the Fund difficulty in meeting redemptions.

•      Small and Medium-Sized Company Risk: Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Compared to larger companies, small and medium-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Small and medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•      Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•      Redemption Risk: The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•      Large Shareholder Risk: Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

An investment in the Fund is not a bank deposit or obligation of any bank and  is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

The Principal Investment Strategies and Principal Investment Risks sections beginning on page 13 for the International Equity Fund II are replaced with the following:

Principal Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps  and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries.  Equity securities include but are not limited to, common stock, preferred stock and depositary receipts.

The Fund invests up to 35% of its net assets in emerging market securities. The Adviser may manage the Fund close to its limit in emerging markets. As of October 31, 2012, the Fund had 13.93% of its net assets invested in emerging market securities. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquityII for a more current percentage of the Fund invested in emerging market securities.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.

The Fund invests in companies that the Adviser considers to be midcap and larger companies, which the Adviser currently views to be companies that generally have a market capitalization greater than $2.5 billion as determined at the time of purchase.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced significant volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•      Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•      Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks associated with foreign investments.

•      Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment.

•      Liquidity Risk: Particular investments may be difficult to purchase or sell. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•      Medium-Sized Company Risk: Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Compared to larger companies, medium-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•      Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•      Redemption Risk:  The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•      Large Shareholder Risk: Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

An investment in the Fund is not a bank deposit or obligation of any bank and  is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

An investment in the Fund is not a bank deposit or obligation of any bank and  is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

The following paragraph is added to the beginning of the Performance section on page 8 for the International Equity Fund, page 18 for the International Equity Fund II, and page 59 for the Global Select Opportunities Fund:

Effective May 22, 2013, Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited were appointed as investment adviser and subadviser, respectively, to the Fund.  The returns for the Fund prior to May 22, 2013 reflect the performance of a portfolio management team from Artio Global Management LLC, the previous investment adviser.

The Fund Management section on page 10 for the International Equity Fund, page 19 for the International Equity Fund II and page 61 for the Global Select Opportunities Fund is replaced with the following:

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Managers Limited as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Andrew McMenigall	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

The websites referenced on page 23 in the “Fund Summaries” section of Total Return Bond Fund in the fourth bullet point for current information on duration and the seventh bullet point for current information on derivatives are changed to: http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond.

The website referenced on page 32 in the “Fund Summaries” section of Global High Income Fund in the eighth bullet point for current information on derivatives is changed to: http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenGlobalHighIncome.

The following paragraph is added to the beginning of the Performance section on page 28 for the Total Return Bond Fund and page 38 for the Global High Income Fund:

Effective May 22, 2013, Aberdeen Asset Management Inc. (the “Adviser”) was appointed as the investment adviser to the Fund; however, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, is employed by the Adviser as of that date and continues to manage the Fund.

The Fund Management section on page 29 for the Total Return Bond Fund is replaced with the following:

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.

Portfolio Manager

The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Donald Quigley	Senior Portfolio Manager	August 2001*

* Includes predecessor adviser

The Fund Management section on page 29 for the Global High Income Fund is replaced with the following:

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.

Portfolio Manager

The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Greg Hopper	Senior Portfolio Manager, High Yield	December 2002*

* Includes predecessor adviser

The Principal Investment Strategies and Principal Investment Risks section beginning on page 53 for the Global Select Opportunities Fund is replaced with the following:

Principal Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by U.S. and non-U.S. companies including those in developed and emerging markets.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest without limit in emerging market securities. The Fund may invest in securities of any market capitalization.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•      Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•      Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks associated with foreign investments.

•      Emerging Market Risk: The Fund may invest without limit in emerging market securities.  The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenAberdeenGlobalSelectOpportunitiesFundInc for the current percentage of the Fund invested in emerging market securities.

•      Small and Medium-Sized Company Risks: Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms — meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line — making them more susceptible to pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•      Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•      Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•      Redemption Risk: The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

An investment in the Fund is not a bank deposit or obligation of any bank and  is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

The “Purchase and Redemption of Fund Shares” for each Fund (pages 11, 20, 30, 40 and 62) in the “Fund Summaries” section is replaced with the following:

Purchase and Sale of Fund Shares

Class A
To open an account	$1,000
Additional investment	$1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$100
Additional investment	No Minimum
Class I
To open an account	$1,000,000
Additional investment	No Minimum
To open an IRA account	$1,000,000
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$1,000,000
Additional investment	No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Fund Strategies and Risks Changes (pages 63-111)

The Principal Investment Strategies beginning on page 63 for International Equity Fund is replaced with the following:

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities, normally excluding the U.S.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps, and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries. Equity securities include but are not limited to common stock, preferred stock and depositary receipts.

The Fund is not constrained by a particular investment style, and may invest in “growth” and “value” securities.

The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 35% of its net assets in the securities of issuers located in emerging markets. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund. The Adviser may manage the Fund close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities, as of October 31, 2012, was 13.93% of its net assets. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquity for a more current percentage of the Fund invested in emerging market securities.

The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs), preferred equities and securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange or traded OTC.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0.50% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquity for more current information on the Fund’s investments in derivatives. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may also invest in securities denominated in multinational currencies such as the Euro. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar. In addition, when the European cash market is closed and when deemed appropriate by the Adviser, the Fund may deploy cash to enter into transactions in U.S. equity index futures, such as those based on the S&P 500, and ETFs, in order to increase or reduce market exposure. The Fund expects that derivative instruments will include the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), and structured notes.  The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

•            Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

•            A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

•            A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government.

•            An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

•            A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

•            Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price on a certain date or during a set period.

•            Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).

When the Fund invests in a derivative, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

The Principal Investment Strategies beginning on page 67 for International Equity Fund II is replaced with the following:

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities, normally excluding the U.S.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries. Equity securities include but are not limited to common stock, preferred stock and depositary receipts.

The Fund is not constrained by a particular investment style, and may invest in “growth” and “value” securities. The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.  The Fund may invest up to 35% of its net assets in the securities of issuers located in emerging markets. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund. The Adviser may manage the Fund close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities, as of October 31, 2012, was 10.30% of its net assets. Please go to

http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquityII for the current percentage of the Fund invested in emerging market securities.

The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs), preferred equities and securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange or traded OTC.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0.52% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquityII for more current information on the Fund’s investments in derivatives. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may also invest in securities denominated in multinational currencies such as the Euro. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar. In addition, when the European cash market is closed and when deemed appropriate by the Adviser, the Fund may deploy cash to enter into transactions in U.S. equity index futures, such as those based on the S&P 500, and ETFs, in order to increase or reduce market exposure. The Fund expects that derivative instruments will include the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

•                  Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

•                  A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

•                  A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government.

•                  An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

•                  A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

•                  Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price on a certain date or during a set period.

•                  Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).

When the Fund invests in a derivative, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

The fifth paragraph under Principal Investment Strategies on page 71 for Total Return Bond Fund is replaced with the following:

In managing the Fund’s investments the portfolio manager will seek to construct an investment portfolio with a duration of no less than zero years in absolute terms and no more than one year above the portfolio duration of the securities comprising the Barclays Capital US Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As of October 31, 2012, the duration of the Barclays Capital US Aggregate Bond Index was 5.02 years. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s duration.

The website referenced on page 73 in the “Principal Investment Strategies” for Total Return Bond Fund for current information on duration is changed to: http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond.

The website referenced on page 76 in the “Principal Investment Strategies” for Global High Income Fund for current information on derivatives is changed to: http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenGlobalHighIncome.

The Principal Investment Strategies beginning on page 83 for Global Select Opportunities Fund is replaced with the following:

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of global issuers of all sizes. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest in securities of any market capitalization. The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs), preferred equities and securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange or traded OTC.

The Fund may invest without limit in emerging market securities. The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

The following securities have been added to the “Security Types” section beginning page 86:

Convertible Securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Equity Interests in Foreign Investment Funds or Trusts. In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Preferred Stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Precious metal-related instruments were removed from the Security Types section on page 88 and the section for Emerging markets securities on page 87 was replaced with the following:

Emerging market securities. The Total Return Bond Fund and Global High Income Fund generally consider an instrument to be economically tied to an emerging market country because the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Funds generally consider such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

With respect to the Select International Equity Fund, Select International Equity Fund II and Global Select Opportunities Fund, an emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is generally considered to be an emerging market company if it:

•             is organized under the laws of, or has its principal office in an emerging market country,

•             has its principal securities trading market in an emerging market country,

•             alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; and/or

•             issues securities denominated in the currency of an emerging market country.

The chart on page 92 in the section “Risks of Investing in the Funds” is replaced with the following:

	SIEF	SIEF II	TRBF	GHIF	GSOF
Active Trading Risk	X	X	X		X
Bank Loan Risk				X
Below Investment-Grade Securities Risk/High Yield Risk			X	X
Counterparty or Third Party Risk			X	X
Credit Risk			X	X
Custody/Sub-Custody Risk	X	X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities Risk				X
Derivatives Risk	X	X	X	X
Emerging Market Risk	X	X	X	X	X
Exchange Traded Funds Risk	X	X			X
Europe — Recent Events Risk	X	X			X
Event Risk	X	X			X
Extension Risk			X	X
Foreign Currency Transaction Risk			X	X
Foreign Government Securities Risk			X	X
Foreign Investment Risk	X	X	X	X	X
Government Securities Risk			X	X
Interest Rate Risk			X	X
Issuer Risk			X	X
Large Shareholder Risk	X	X	X	X	X
Leveraging Risk			X	X
Liquidity Risk	X	X	X	X	X
Management Risk	X	X	X	X	X
Mortgage-Related or Other Asset-Backed Securities Risk			X	X
Municipal Bond Risk			X
Prepayment Risk			X	X
Private Placement and Other Restricted Securities Risk				X
Recent Market Events Risk	X	X	X	X	X
Redemption Risk	X	X	X	X	X
Regulatory Risk	X	X	X	X	X
Securities Selection Risk	X	X	X	X	X
Small and/or Mid-sized Companies Risk	X	X
Stock Market Risk	X	X		X	X

	SIEF	SIEF II	TRBF	GHIF	GSOF
Valuation Risk	X	X	X	X	X
Warrants Risk	X	X	X	X	X

The section on Commodity Related Investments Risk; Diversification Risk; Growth Company Risk; Issuer, Region, Sector and Industry Focus Risk; Precious Metals Risk; Short Sale Risk and Value Company Risk have been removed from “Risks of Investing in the Funds” beginning on page 93.  The following sections are added to “Risks of Investing in the Funds”:

Europe — Recent Events Risk — A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Recent Market Events Risk — The equity and debt capital markets in the United States and internationally recently experienced financial crisis that has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The “Portfolio Holdings” section on page 111 is replaced with the following:

Each Fund posts on the Funds’ internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Management (pages 112-115)

The first two paragraphs under the “Investment Adviser” section on page 112 are replaced with the following:

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $314.3 billion in assets as of December 31, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

Subadviser

Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund, Inc.

Effective May 22, 2013, Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, serves as Subadviser to the above-listed Funds. AAML’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.  AAML is responsible for the day-to-day management of each of the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund, Inc.  AAML will receive a fee from the Adviser for its investment management services. AAML is an affiliate of the Adviser and wholly owned by Aberdeen PLC.

The “Portfolio Management of the Funds” section beginning on page 115 is replaced with the following:

The portfolio managers listed below are primarily responsible for the day-to-day management of the respective Fund unless otherwise noted. For additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Funds they manage, please consult the Funds’ SAI.

Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, and Aberdeen Global Select Opportunities Fund, Inc.

Each of the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, and Aberdeen Global Select Opportunities Fund, Inc. is managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadviser do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Funds:

Stephen Docherty, Head of Global Equities (AAML)

Stephen Docherty is Head of Global Equities, managing a team of fourteen, including six senior global equity investment managers, who are responsible for Aberdeen’s overall strategy towards global equity investment, including ethical portfolios. Stephen joined Aberdeen in 1994, successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager (AAML)

Bruce Stout is a Senior Investment Manager on the global equity team. Bruce joined Aberdeen in 2001 via the acquisition of Murray Johnstone. Bruce has held a number of roles including investment manager on the emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall, Senior Investment Manager (AAML)

Andrew McMenigall is a Senior Investment Manager on the global equity team. He joined Aberdeen via the acquisition of Edinburgh Fund Managers PLC in 2003.  Prior to that, Andrew worked at Ivory & Sime where he was an investment manager on the Global equity team.  Previously, Andrew worked for Scottish Mutual as an investment manager on the North American team.  Andrew also worked for Prospect Communications Ltd as Finance Director. Andrew began his career with Ivory & Sime as an investment administrator before progressing to an investment manager. Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. Andrew is an Associate of the UK Society of Investment Professionals.

Jamie Cumming, CFA®, Senior Investment Manager (AAML)

Jamie Cumming is a Senior Investment Manager on the global equity team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an investment manager on the Japanese equities team. Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. . Jamie graduated with a BA (Hons) from The University of Strathclyde and is a CFA Charterholder.

Samantha Fitzpatrick, CFA®, Senior Investment Manager (AAML)

Samantha Fitzpatrick is a Senior Investment Manager on the global equity team. Samantha joined Aberdeen in 2001 through the acquisition of Murray Johnstone where she was in the market data team. Samantha graduated with a BSc (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

Aberdeen Total Return Bond Fund

Donald Quigley, CFA®, Senior Portfolio Manager (AAMI)

Donald Quigley is a portfolio manager of Total Return Bond Fund (since 2001). Donald is a Senior Portfolio Manager with Aberdeen Asset Management Inc.  Prior to joining the Adviser, Donald was Senior Vice President and Head of Global Fixed Income of the Artio Global Management LLC (since 2001).  Previously, Donald served as a U.S. fixed income trader at Chase Asset Management (1993—2001).

Aberdeen Global High Income Fund

Greg Hopper, Senior Portfolio Manager, High Yield (AAMI)

Greg Hopper is a portfolio manager of Global High Income Fund (since the Fund’s inception). Greg is Senior Portfolio Manager, High Yield with Aberdeen Asset Management Inc.  Prior to joining the Adviser, Greg was a Senior Vice President of the Adviser (since 2002). Previously, Greg was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (2000—2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (1999—2000) and at Bankers Trust (1993—1999).

Investing in the Funds (pages 117-141)

All references to “Artio Global Investment Funds” and “Artio Select Opportunities Fund Inc.” are replaced with “Aberdeen Investment Funds” and “Aberdeen Global Select Opportunities Fund Inc.” respectively.

All references to Quasar Distributors, LLC are replaced with Aberdeen Fund Distributors LLC (“Distributor”) located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

*                                         *                                         *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE.

Aberdeen Select International Equity Fund (formerly known as the Artio International Equity Fund)

Aberdeen Select International Equity Fund II (formerly known as the Artio International Equity Fund II)

Aberdeen Total Return Bond Fund (formerly known as the Artio Total Return Bond Fund)

Aberdeen Global High Income Fund (formerly known as the Artio Global High Income Fund)

Aberdeen Global Select Opportunities Fund Inc. (formerly known as the Artio Global Select Opportunities Fund Inc.)

Supplement dated May 22, 2013 to the prospectus dated March 1, 2013

Shareholders of the Aberdeen Select International Equity Fund II (formerly known as the Artio International Equity Fund II), Aberdeen Total Return Bond Fund (formerly known as the Artio Total Return Bond Fund), Aberdeen Global High Income Fund (formerly known as the Artio Global High Income Fund), and Aberdeen Global Select Opportunities Fund Inc. (formerly known as the Artio Global Select Opportunities Fund Inc.) approved an investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”), which is effective on May 22, 2013.  In addition, shareholders of the Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund Inc. approved a subadvisory agreement with Aberdeen Asset Managers Limited (“AAML”), also effective on May 22, 2013.

The meeting of shareholders of the Aberdeen Select International Equity Fund (formerly known as the Artio International Equity Fund) to consider an advisory agreement with AAMI and subadvisory agreement with AAML has been adjourned.  The Fund’s board approved an interim investment advisory agreement and interim subadvisory agreement with AAMI and AAML, respectively, effective on May 22, 2013.  AAMI and AAML will provide services under the interim agreements until shareholder approval is obtained or for a maximum of 150 days, whichever occurs sooner.   Fees paid under the interim agreements will be held in escrow and released upon shareholder approval of the advisory and subadvisory agreements.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE.

Aberdeen Select International Equity Fund (formerly known as the Artio International Equity Fund)

Aberdeen Select International Equity Fund II (formerly known as the Artio International Equity Fund II)

Aberdeen Total Return Bond Fund (formerly known as the Artio Total Return Bond Fund)

Aberdeen Global High Income Fund (formerly known as the Artio Global High Income Fund)

Aberdeen Global Select Opportunities Fund Inc. (formerly known as the Artio Global Select Opportunities Fund Inc.)

Supplement dated May 22, 2013 to the Statement of Additional Information dated March 1, 2013

The supplement indicates the changes to the Funds’ registration statement following a (i) new investment advisory agreement between the Artio Global Funds and Aberdeen Asset Management Inc. and (ii) new sub-advisory agreement between Artio International Equity Fund, Artio International Equity Fund II, Artio Select Opportunities Fund, Inc., Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited.  In addition, the Funds’ Boards approved a new distribution agreement with Aberdeen Fund Distributors LLC.

The Artio Global Funds have been renamed and all references to the former fund name refers to the new fund name, as follows:

Former Fund Name	New Fund Name
Artio International Equity Fund	Aberdeen Select International Equity Fund
Artio International Equity Fund II	Aberdeen Select International Equity Fund II
Artio Total Return Bond Fund	Aberdeen Total Return Bond Fund
Artio Global High Income Fund	Aberdeen Global High Income Fund
Artio Select Opportunities Fund Inc.	Aberdeen Global Select Opportunities Fund Inc.

The Artio Emerging Markets Local Debt Fund was liquidated on April 19, 2013.  All references to the Artio Emerging Markets Local Debt Fund are removed.

Aberdeen Asset Management Inc. replaced Artio Global Management LLC as the Investment Adviser for the Funds.  All references to Artio Global as the Adviser are replaced with references to Aberdeen Asset Management Inc.

Aberdeen Fund Distributors LLC replaced Quasar Distributors LLC as the principal underwriter for the Fund.  All references to Quasar Distributors LLC is replaced with references to Aberdeen Fund Distributors LLC.

In the sub-section entitled “Portfolio Investments” within the section entitled “Descriptions of the Funds, their Investments and Risks” on page 3, the following replaces the existing language in its entirety with regard to the International Equity Fund:

The Select International Equity Fund may invest in a wide variety of international equities and equity related securities issued anywhere in the world, normally excluding the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest up to 35% of its net assets in emerging market securities.

The Fund also may invest in: adjustable, floating or variable rate instruments; Brady bonds; certificates of deposit and bankers acceptances; common stock; convertible securities; depositary receipts; exchange traded funds (ETFs); foreign commercial paper; foreign currencies; foreign sovereign debt; forward currency contracts; futures; illiquid securities and restricted securities; interests in publicly traded limited partnerships; loan participations and assignments; money market instruments; mortgage-backed securities and mortgage pass-through securities; non-investment grade debt (high-yield/high-risk bonds); options; pay-in-kind bonds and deferred payment securities; preferred stock; Real Estate Investment Trusts (REITs); repurchase agreements; reverse repurchase agreements; rights issues and warrants; securities of investment companies; short sales; special situation companies; strategic transactions, derivatives, and synthetic investments; stripped zero coupon securities/custodial receipts; temporary investments; U.S. government securities; and when-issued securities and delayed delivery.

The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies. However, the Fund may also invest in smaller, emerging growth companies.

The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

In the sub-section entitled “Portfolio Investments” within the section entitled “Descriptions of the Funds, their Investments and Risks” on page 5, the following replaces the existing language in its entirety with regard to the International Equity Fund II:

The Select International Equity Fund II may invest in a wide variety of international equities and equity related securities issued anywhere in the world, normally excluding the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy. The Fund will typically invest in equity securities that are economically tied to foreign countries.

The Fund may invest up to 35% of its net assets in emerging market securities.

The Fund also may invest in: adjustable, floating or variable rate instruments; Brady bonds; certificates of deposit and bankers acceptances; common stock; convertible securities; depositary receipts; exchange traded funds (ETFs); foreign commercial paper; foreign currencies; foreign sovereign debt; forward currency contracts; futures; illiquid securities and restricted securities; interests in publicly traded limited partnerships; loan participations and assignments; money market instruments; mortgage-backed securities and mortgage pass-through securities; non-investment grade debt (high-yield/high-risk bonds); options; pay-in-kind bonds and deferred payment securities; preferred stock; Real Estate Investment Trusts (REITs); repurchase agreements; reverse repurchase agreements; rights issues and warrants; securities of investment companies; short sales; special situation companies; strategic transactions, derivatives, and synthetic investments; stripped zero coupon securities/custodial receipts; temporary investments; U.S. government securities; and when-issued securities and delayed delivery.

The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies.

The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

In the sub-section entitled “Portfolio Investments” within the section entitled “Descriptions of the Funds, their Investments and Risks” on page 6, the following replaces the third sentence of the seventh paragraph with regard to the Total Return Bond Fund:

Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s investments in derivatives.

In the sub-section entitled “Portfolio Investments” within the section entitled “Descriptions of the Funds, their Investments and Risks” on page 8, the following replaces the third sentence of the sixth paragraph with regard to the Global High Income Fund:

Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenGlobalHighIncome for more current information on the Fund’s investments in derivatives.

In the sub-section entitled “Portfolio Investments” within the section entitled “Descriptions of the Funds, their Investments and Risks” on page 11, the following replaces the existing language in its entirety with regard to the Select Opportunities Fund:

The Global Select Opportunities Fund may invest in a wide variety of equities and equity related securities issued anywhere in the world, including the United States. Under normal conditions, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest without limit in the securities of issuers located in emerging markets.

The Fund also may invest in: adjustable, floating or variable rate instruments; Brady bonds; certificates of deposit and bankers acceptances; common stock; convertible securities; depositary receipts; exchange traded funds (ETFs); foreign commercial paper; foreign currencies; foreign sovereign debt; forward currency contracts; futures; illiquid securities and restricted securities; interests in publicly traded limited partnerships; investment grade debt securities; loan participations and assignments; money market instruments; options; Real Estate Investment Trusts (REITs); repurchase agreements; reverse repurchase agreements; rights issues and warrants; securities of investment companies; short sales; special situation companies; strategic transactions, derivatives, and synthetic investments; temporary investments; U.S. government securities; and when-issued securities and delayed delivery.

The Fund may invest in securities of any market capitalization.

In the section entitled “Common Investment Strategies” starting on page 13, the sub-sections entitled “Commodity Related Investments”, “Options on Precious Metal-Related Futures Contracts” and “Precious Metal Related Instruments” are deleted.

In the section entitled “Common Investment Strategies” starting on page 13, the following sub-sections are added to the existing disclosure in alphabetical order:

Brady Bonds

Each Fund may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (“IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity

(typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Investments in Brady Bonds, which are sovereign debt securities, involve special risks.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.  These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.  Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative.  There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.  All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Certificates of Deposit and Bankers’ Acceptances.

Each Fund may invest in certificates of deposit and bankers’ acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Common Stock

Each Fund, except Total Return Bond Fund, may invest in common stock.  A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Foreign Commercial Paper

Each Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Interests in Publicly Traded Limited Partnership Interests

The Select International Equity Fund I, Select International Equity Fund II and Global Select Opportunities Fund may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Loan Participations and Assignments

A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.

When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary; however, the Fund may only be able to enforce its rights through the lender. The participation interests in which a Fund invests may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Medium Company, Small Company and Emerging Growth Stocks

Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund and Global High Income Fund may invest in PIK bonds and deferred payment securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Preferred Stock

The Select International Equity Fund, Select International Equity Fund II and the Global Select Opportunities Fund may invest in preferred stocks.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Special Situation Companies

The Select International Equity Fund, Select International Equity Fund II, and Global Select Opportunities Fund may invest in special situation companies.  “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.  The Adviser or sub-adviser(s) of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth.  There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

In the section entitled “Disclosure of the Funds’ Portfolio Holdings” on page 47, the following replaces the existing language in its entirety:

The Board has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Funds’ or the Adviser’s or Subadviser’s fiduciary duties.  The Funds, the Adviser, Subadviser or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Funds’ internet site its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Funds’ Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Funds’ Chief Compliance Officer and will be made only when:

•                  A Fund has a legitimate business purpose and it is in the best interest of the fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

•                  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  The service providers that may receive portfolio holdings information include the Adviser (Aberdeen Asset Management Inc.); Subadviser (Aberdeen Asset Managers Limited); independent registered public accounting firm (KPMG); custodian, fund accountant, administrator (State Street Bank and Trust Company); transfer agent (U.S. Bancorp); legal counsel (Howard & Majewski LLC); financial printer (Merrill and RR Donnelly) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Funds’ Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

Pursuant to this policy, for the legitimate business purposes stated below, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser’s investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (3) consultants to: (a) separate account clients and prospects, (b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (4) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (5) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary’s system.  Additional categories involving legitimate business purpose may be added upon approval of each Board.

Each Fund may provide material non-public holdings information to third-parties that (i) calculate information derived from holdings either for use by the Adviser or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements.  The entities that may receive the information for the Funds as described above are: Factset, Vestek, BNP Paribas, Charles River Systems, Inc., Elkins/McSherry LLC, KPMG, Houlihan Capital, LLC, Barrington Partners, Institutional Shareholder Services and Data Explorers. In addition, Yield Book, Inc. may receive complete portfolio holdings of Total Return Bond Fund daily. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The Funds’ Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to each Board regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Funds’ Chief Compliance Officer will provide quarterly reports to each Board listing persons or entities with whom the Funds or the Adviser has entered into Confidentiality Agreements with respect to Funds’ business during the quarter.  The policy also provides that in the event of a violation of the policy, each Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Funds’ portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

In the sub-section entitled “Trustees, Directors and Officers” within the section entitled “Management of the Funds” on page 49, the Interested Trustees and Directors table is deleted and all other references to Mr. Williams are deleted.  The following statement is added:

Mr. Anthony Williams resigned as an Interested Director of the Fund on May 22, 2013.

In the sub-section entitled “Officers of the Funds” within the section entitled “Management of the Funds” on page 53, the sub-section is replaced in its entirety with the following:

The business address for each officer of the Funds, except Mr. Smith, Mr. James, Ms. Coop, Mr. McVoy and Mr. Kapner is Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The business address for Mr. Smith, Mr. James, and Ms. Coop is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

Name and Age(3)	Position and Term of Office(1),(2)	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Gary Marshall 52	President and Chief Executive Officer	Officer of the Trust since 2013; Officer of GSOF since 2013.

Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Greg Hopper 55	Vice President	Officer of the Trust since 2002; Officer of GSOF since 2002.	Senior Portfolio Manager, High Yield, Aberdeen since 2013. Prior to joining Aberdeen, Mr. Hopper served as Senior Vice President (2009 — 2013) and First Vice President of Artio Global (2002 — 2009).
Donald Quigley 48	Vice President	Officer of the Trust since 2001.	Senior Portfolio Manager, Aberdeen since 2013. Prior to joining Aberdeen, Mr. Quigley served as Senior Vice President and Head of Global Fixed-Income of Artio Global (2001 — 2013).
Ken Kapner 55	Vice President	Officer of the Trust since 2009; Officer of GSOF since 2009.	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997 — present).
Timothy J. Clemens 37	Chief Financial Officer	Officer of the Trust since 2009; Officer of SOF since 2009.	Vice President, Artio Global (2009 — present). Prior to joining Artio Global, Mr. Clemens served as Vice President, The Bank of New York Mellon (2006-2009).
Alex Bogaenko 49	Treasurer	Officer of the Trust since 2005; Officer of SOF since 2005.	Vice President, Artio Global (2005 — present).
Victor J. Simon 44	Vice President	Officer of the Trust since 2010; Officer of SOF since 2010.	First Vice President, Artio Global (2006 — present).

Name and Age(3)	Position and Term of Office(1),(2)	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Michael McVoy 55	Anti-Money Laundering and Identity Theft Officer	Officer of the Trust since 2004; Officer of GSOF since 2004.	Chief Compliance Officer for U.S. Bancorp (2002 — present) and Senior Vice President and Risk Manager for U.S. Bancorp (1999 — present).
Brian Smith 45	Assistant Treasurer	Officer of the Trust since 2007; Officer of GSOF since 2007.	Vice President, State Street Bank and Trust Company (2007 — present).
Tracie A. Coop 36	Assistant Secretary	Officer of the Trust since 2008; Officer of GSOF since 2008.	Vice President and Senior Counsel, State Street Bank and Trust Company (2007 — present).
David James 42	Assistant Secretary	Officer of the Trust since 2010; Officer of SOF since 2010.

Vice President and Managing Counsel, State Street Bank and Trust Company (2009 - present). Prior to joining State Street, Mr. James served as Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 - 2009).

Jeffrey Cotton 36	Chief Compliance Officer and Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Vice President and Head of Compliance — US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia 44	Assistant Treasurer	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy 39	Secretary and Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Head of Product Management for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Name and Age(3)	Position and Term of Office(1),(2)	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Lucia Sitar 41	Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson 39	Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Hugh Young 55	Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Global Head of Equities and a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.

Pamela Wade 42	Assistant Secretary	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

(1) Each officer of the Global Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

(2) Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

(3) Age calculated as of March 1, 2013.

In the sub-section entitled “Investment Adviser” within the section entitled “Management of the Funds” on page 58, the sub-section is replaced in its entirety with the following:

Effective May 22, 2013, Aberdeen Asset Management Inc. became the investment adviser to the Funds.  Under the Investment Advisory Agreement with the Funds, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  Under the Investment Advisory Agreement, the Adviser is authorized to appoint a subadviser, subject to approval of the Board and shareholders, that have investment discretion to make determinations with respect to the investment of a Fund’s assets as assigned to the subadviser.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Managers Limited (“AAML”), an affiliate of the Adviser.  The Adviser and Subadviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $314.3 billion in assets as of December 31, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. In rendering investment advisory services, the Adviser, and AAML may use the resources of investment advisor subsidiaries of Aberdeen

PLC. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Aberdeen PLC affiliates, including the Funds, as associated persons of the Adviser or Subadviser.

The following Funds are subadvised:

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Global Select Opportunities Fund

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Funds employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Funds or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Board, or by vote of a majority of the outstanding voting securities of the Board, and, in either case, by a majority of the Trustees/Directors who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is wholly owned by Aberdeen PLC.

In section entitled “Management of the Funds, the following sub-sections are added on page 60 following the sub-section entitled “Expense Limitation Agreements”:

Subadviser

Effective May 22, 2013, Aberdeen Asset Managers Limited (“AAML”) became the subadviser to Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund (the “Equity Funds”).  Prior to May 22, 2013, the Equity Funds did not have a subadviser.

AAML, a Scottish corporation, is an affiliate of the Adviser.  AAML is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.

Under the subadvisory agreements among the Equity Funds, the Adviser and the subadviser, and subject to the supervision of the Adviser and the Board, the subadviser manages the assets of each of the Equity Funds in accordance with each Fund’s investment objectives and policies.  The subadviser makes investment decisions for each Equity Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Equity Funds, the subadviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

FUND	SUBADVISORY FEE
Select International Equity Fund	90%
Select International Equity Fund II	90%
Global Select Opportunities Fund	90%

The subadvisory fees for the Equity Funds are paid by the Adviser from the management fee it receives.

A discussion regarding the basis for the Boards approval of the investment advisory and subadvisory agreements of the Funds will be available in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2013.

SUBADVISORY FEES

Because the subadvisory arrangements did not go into effect until May 22, 2013, no subadvisory fees were paid by the Funds for the fiscal years ended October 31, 2012, 2011 and 2010.

The sub-section entitled “Portfolio Managers” within the section entitled “Management of the Funds” on page 61, is replaced in its entirety with the following:

Appendix A contains the following information regarding the portfolio manager(s) identified in each Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2012, is set forth in the chart below.

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Greg Hopper	Select International Equity Fund	$100,001 — $500,000
	Select International Equity Fund II	$10,001 — $50,000
	Total Return Bond Fund	$100,001 — $500,000
	Global High Income Fund	Over $1,000,000
	Global Select Opportunities Fund	$50,001 — $100,000
Donald Quigley	Select International Equity Fund	$100,001 — $500,000
	Select International Equity Fund II	$10,001 — $50,000
	Total Return Bond Fund	$50,001 — $100,000
	Global High Income Fund	$500,001 — $1,000,000
Stephen Docherty	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Bruce Stout	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Andrew McMenigall	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Jamie Cumming	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Samantha Fitzpatrick	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None

The sub-section entitled “Distributor” within the section entitled “Management of the Funds” on page 66, is replaced in its entirety with the following:

Effective May 22, 2013, the Funds and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Funds’ shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Funds.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Board or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees/Directors who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Funds’ Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Shareholder Services Plans described below.

Prior to May 22, 2013, Quasar Distributors, LLC (“Quasar”) served as the Distributor to the Funds.  Quasar was paid a fixed annual fee for services rendered to the Trust and GSOF (the “Fixed Fee”). The Fixed Fee was equally paid by the Class A Shares of the Funds out of their Rule 12b-1 fees under the Distribution and Shareholder Services Plan (collectively the “Plans”) and the Adviser. The portion paid by the Plans was allocated to each portfolio series of the Funds based upon the pro-rata asset value of each portfolio’s Class A Share assets in the Funds. Marketing and distribution expenses other than the Fixed Fee which are paid to the Distributor are borne by the Adviser and the Plans based upon the pro-rata asset value of each Fund’s Class I and Class A shares.

The Funds may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).  A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

The sub-section entitled “Processing Organization Support Payments and Other Additional Compensation Arrangements” within the section entitled “Management of the Funds” on page 67 is replaced in its entirety with the following:

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                                          the distributor and other affiliates of the Adviser,

•                                          broker-dealers,

•                                          financial institutions, and

•                                          other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

The sub-section entitled “Code of Ethics” within the section entitled “Management of the Funds” on page 68, is replaced in its entirety with the following:

Federal law requires the Funds, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

The sub-section entitled “Proxy Voting Procedures” within the section entitled “Management of the Funds” on page 68, is replaced in its entirety with the following:

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Funds, the Adviser and subadviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds.  The summary of such Proxy Voting Policies and Procedures is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

The sub-section entitled “Portfolio Transactions and Research” within the section entitled “Management of the Funds” on page 69, is replaced with the following:

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at a favorable price and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or a subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds, corporate access, and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of their receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadvisers are prohibited from considering the broker-dealers’ sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

The first paragraph within the section entitled “Additional Information Concerning Exchange Privilege” on page 81, is replaced with the following:

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Aberdeen Investment Funds or the Aberdeen Global Select Opportunities Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shares may only be exchanged among Funds within this Prospectus and SAI.  Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5.00 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The third paragraph within the section entitled “Additional Information Concerning Taxes” on page 83, is deleted.

The last paragraph in the sub-section entitled “Derivatives Limits” within the section entitled “Additional Information Concerning Derivatives” on page 86, is replaced with the following:

An exemption from the definition of CPO under CFTCC Rule 4.5 has been claimed for each Fund.

Appendix A on page A-1 is replaced in its entirety with the following:

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”) and Aberdeen Asset Managers Limited (“AAML”) (collectively referred to as “Aberdeen” for the purposes of this Appendix)

Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in AAM PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities.  The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee determines the KPI’s that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “mutual funds” do not include the Funds listed under each portfolio manager’s name in the opposite column.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2012)
Aberdeen Asset Management Inc.
Greg Hopper Global High Income Fund

Mutual Funds: 1 accounts, $3,214 total assets

Other Pooled Investment Vehicles: 4 accounts, $967 total assets (1 account, $6.7 total assets of which the advisory fee is based on performance)

Other Accounts: 3 accounts, $391 total assets

Donald Quigley Total Return Bond Fund	Mutual Funds: 1 accounts, $2,097 total assets Other Pooled Investment Vehicles: 4 account, $547 total assets Other Accounts: 10 accounts, $2,915 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of December 31, 2012)
Aberdeen Asset Managers Limited
Stephen Docherty Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles: 39 accounts, $19,037.28 total assets

Other Accounts: 82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Bruce Stout Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles: 39 accounts, $19,037.28 total assets

Other Accounts: 82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Andrew McMenigall Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles: 39 accounts, $19,037.28 total assets

Other Accounts: 82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Jamie Cumming	Mutual Funds: 6 accounts, $ 1,688.97 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of December 31, 2012)
Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Other Pooled Investment Vehicles: 39 accounts, $19,037.28 total assets

Other Accounts: 82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Samantha Fitzpatrick Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles: 39 accounts, $19,037.28 total assets

Other Accounts: 82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Funds have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Appendix B on page B-1 is replaced in its entirety with the following:

APPENDIX B — DESCRIPTION OF RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.                                      Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.                                      Nature of and provisions of the obligation.

3.                                      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

The following is added as Appendix C:

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of August 29, 2012

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation  (“Aberdeen AU”), and Aberdeen Asset Managers Limited, a UK Corporation (“AAM UK”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen” for purposes of this Appendix).  These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 — Investment Fund Continuous Disclosure.

I.                                        Definitions

A.                                    “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.                                    “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

*                                         *                                         *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE